UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to Section 240.14a-12

GAMES & ESPORTS EXPERIENCE
ACQUISITION CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY COPY — SUBJECT TO COMPLETION
GAMES & ESPORTS EXPERIENCE ACQUISITION CORP.
7381 La Tijera Blvd.
P.O. Box 452118
Los Angeles, California
(213) 266-7674
NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON [•], 2023
TO THE SHAREHOLDERS OF GAMES & ESPORTS EXPERIENCE ACQUISITION CORP.:
You are cordially invited to attend the Extraordinary General Meeting, which we refer to as the “Extraordinary General Meeting,” of shareholders of Games & Esports Experience Acquisition Corp., which we refer to as “we,” “us,” “our” or the “Company,” to be held at [•] a.m. Eastern Time on [•], 2023.
The Extraordinary General Meeting will be held at the offices of Sidley Austin LLP located at 1 South Dearborn Street, Chicago, Illinois 60603 and virtually via live webcast. You will be able to attend the Extraordinary General Meeting online, vote and submit your questions during the Extraordinary General Meeting by visiting [•]. For purposes of the amended and restated articles of association of the Company, the physical place of the Extraordinary General Meeting will be the offices of Sidley Austin LLP located at 1 South Dearborn Street, Chicago, Illinois 60603. If you plan to attend the virtual online Extraordinary General Meeting, you will need your [•] digit control number to vote electronically at the Extraordinary General Meeting. We are pleased to utilize the virtual shareholder meeting technology to provide ready access and cost savings for our shareholders and the Company. The virtual meeting format allows attendance from any location in the world.
Even if you are planning on attending the Extraordinary General Meeting online, please promptly submit your proxy vote by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Extraordinary General Meeting. Instructions on voting your shares are on the proxy materials you received for the Extraordinary General Meeting. Even if you plan to attend the Extraordinary General Meeting online, it is strongly recommended that you complete and return your proxy card before the Extraordinary General Meeting date, to ensure that your shares will be represented at the Extraordinary General Meeting if you are unable to attend.
The accompanying proxy statement, which we refer to as the “Proxy Statement,” is dated            , 2023, and is first being mailed to shareholders of the Company on or about            , 2023. The sole purpose of the Extraordinary General Meeting is to consider and vote upon the following proposals:
•
a proposal to amend, by way of special resolution, the Company’s amended and restated articles of association, which we refer to as the “charter,” in the form set forth in Annex A to the accompanying Proxy Statement, which we refer to as the “Extension Amendment” and such proposal the “Extension Amendment Proposal,” to extend the date by which the Company must (i) consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination involving the Company and one or more businesses, which we refer to as an “initial business combination,” (ii) cease its operations if it fails to complete such initial business combination and (iii) redeem 100% of the Company’s Class A ordinary shares included as part of the units sold in the Company’s initial public offering that was consummated on December 7, 2021, which we refer to as the “IPO,” from March 7, 2023 (the “Termination Date”) to September 7, 2023 (or December 7, 2023, to the extent the existing three-month automatic extension in our charter upon filing a preliminary proxy statement, registration statement or similar filing for an initial business combination is triggered), by electing to extend the date to consummate an initial business combination on a monthly basis for up to six times by an additional one month each time after the Termination Date, until September 7, 2023 (or December 7, 2023, to the extent the existing automatic three-month extension in our charter upon filing a preliminary proxy statement, registration statement or similar filing for an initial business combination is triggered), unless the closing of the Company’s initial business combination shall have occurred, which we refer to as the “Extension,” and such applicable later date, the “Extended Date,” provided that (i) the Sponsor (as defined below) (or its affiliates or permitted designees) will deposit into the Trust Account (as defined below) for each such one-month extension (the “Extension Payment”) the lesser of (a) an aggregate of $        or (b) $        per

public share that remains outstanding and is not redeemed prior to any such one-month extension, unless the closing of the Company’s initial business combination shall have occurred, in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of an initial business combination and (ii) the procedures relating to any such extension, as set forth in the Investment Management Trust Agreement, dated as of December 1, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, shall have been complied with; and
•
a proposal to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or where the board of directors of the Company has determined it is otherwise necessary, which we refer to as the “Adjournment Proposal.” The Adjournment Proposal will only be presented at the Extraordinary General Meeting if there are not sufficient votes to approve the Extension Amendment Proposal.

Each of the Extension Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying Proxy Statement.
The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete an initial business combination and provide us with additional flexibility to extend on a month-to-month basis as opposed to three-month extension periods (as contemplated in our existing charter). While we are using our best efforts to complete an initial business combination as soon as practicable, our board of directors (the “Board”) believes that there will not be sufficient time before the Termination Date to complete an initial business combination. Accordingly, the Board believes that in order to be able to consummate an initial business combination, we will need to obtain the Extension. Without the Extension, the Board believes that there is significant risk that we might not, despite our best efforts, be able to complete an initial business combination on or before the Termination Date. If that were to occur, we would be precluded from completing an initial business combination and would be forced to liquidate even if our shareholders are otherwise in favor of consummating an initial business combination.
The purpose of the Extension Amendment Proposal is to allow the Company more time to complete an initial business combination and provide us with additional flexibility to extend on a month-to-month basis as opposed to three-month extension periods (as contemplated in our existing charter). In addition, we will not proceed with the Extension if the number of redemptions of our Class A ordinary shares, par value $0.0001 per share, issued in our IPO, which shares we refer to as the “public shares,” causes us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.
In connection with the Extension Amendment Proposal, public shareholders may elect to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account (the “Trust Account”) established in connection with the Company’s IPO, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, and which election we refer to as the “Election,” regardless of whether such public shareholders vote on the Extension Amendment Proposal.
If the Extension Amendment Proposal is approved by the requisite vote of shareholders, the remaining holders of public shares will retain their right to redeem their public shares when an initial business combination is submitted to the shareholders, subject to any limitations set forth in our charter as amended by the Extension Amendment. In addition, public shareholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed an initial business combination by the Extended Date. Our sponsor, GEEX Sponsor, LLC (the “Sponsor”), owns 4,825,000 shares of our Class B ordinary shares (the “Founder Shares”), that were issued to the Sponsor prior to our IPO, and 11,250,000 private placement warrants (the “Private Placement Warrants”), which were purchased by the Sponsor in a private placement that occurred simultaneously with the completion of the IPO.
TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR CLASS A ORDINARY SHARES ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO THE COMPANY’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE INITIALLY SCHEDULED DATE OF THE EXTRAORDINARY GENERAL MEETING. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN

DEMAND. YOU MAY TENDER YOUR SHARES BY EITHER TENDERING OR DELIVERING YOUR SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT OR BY TENDERING OR DELIVERING YOUR SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.
Based upon the current amount in the Trust Account, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $       at the time of the Extraordinary General Meeting. The closing price of the Company’s Class A ordinary shares on            , 2023 was $      . The Company cannot assure shareholders that they will be able to sell their Class A ordinary shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.
The Adjournment Proposal, if adopted, will allow the Board to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies or where the Board has determined it is otherwise necessary. The Adjournment Proposal will only be presented to our shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.
If the Extension Amendment Proposal are not approved and we do not consummate an initial business combination by March 7, 2023, in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Class A ordinary shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Class A ordinary shares, which redemption will completely extinguish rights of public shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board in accordance with applicable law, liquidate and dissolve, subject in each case to the Company’s obligations under the Companies Act (Revised) of the Cayman Islands, which we refer to as the “Companies Act,” to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up.
Subject to the foregoing, approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least two-thirds (2/3) majority of the votes cast by the holders of the issued and outstanding Class A ordinary shares, par value $0.0001 per share, and Class B ordinary shares, par value $0.0001 per share, of the Company, voting together as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Extraordinary General Meeting or any adjournment thereof.
Shareholder approval of the Extension Amendment Proposal is required for the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination. Notwithstanding shareholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our shareholders.
Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a simple majority of the issued and outstanding ordinary shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter.
Our Board has fixed the close of business on [•], 2023 as the date for determining the Company shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of the Company’s ordinary shares on that date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof.

We reserve the right at any time not to submit to our shareholders the Extension Amendment Proposal or implement the Extension Amendment, in which case we will liquidate and dissolve in accordance with the charter if we do not complete an initial business combination by the Termination Date (unless extended pursuant to our existing charter).
You are not being asked to vote on an initial business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a shareholder on the record date for a meeting to consider an initial business combination, you will retain the right to vote on an initial business combination when it is submitted to shareholders and the right to redeem your public shares for cash in the event an initial business combination is approved and completed or we have not consummated an initial business combination by the Extended Date.
After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal and, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.
Under the Companies Act, no other business may be transacted at the Extraordinary General Meeting.
Enclosed is the Proxy Statement containing detailed information concerning the Extension Amendment Proposal, the Adjournment Proposal and the Extraordinary General Meeting. Whether or not you plan to attend the Extraordinary General Meeting, we urge you to read this material carefully and vote your shares.
, 2023	By Order of the Board of Directors
Ari Segal Chief Executive Officer
Your vote is important. If you are a shareholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Extraordinary General Meeting. If you are a shareholder of record, you may also cast your vote in person or online at the Extraordinary General Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person or online at the Extraordinary General Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting “AGAINST” the Extension Amendment Proposal, and an abstention will have the same effect as voting “AGAINST” the Extension Amendment Proposal.
Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting of Shareholders to be held on [•], 2023: This notice of meeting and the accompanying Proxy Statement are available at [•].

PRELIMINARY COPY — SUBJECT TO COMPLETION
GAMES & ESPORTS EXPERIENCE ACQUISITION CORP.
7381 La Tijera Blvd.
P.O. Box 452118
Los Angeles, California
(213) 266-7674
NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON [•], 2023
PROXY STATEMENT
The Extraordinary General Meeting, which we refer to as the “Extraordinary General Meeting,” of shareholders of Games & Esports Experience Acquisition Corp., which we refer to as the “we,” “us,” “our” or the “Company,” will be held at the offices of Sidley Austin LLP located at 1 South Dearborn Street, Chicago, Illinois 60603 and virtually via live webcast at [•] a.m. Eastern Time on [•], 2023. You will be able to attend the Extraordinary General Meeting online, vote your shares and submit questions during the Extraordinary General Meeting by visiting [•]. For purposes of the amended and restated articles of association of the Company, the physical place of the Extraordinary General Meeting will be the offices of Sidley Austin LLP located at 1 South Dearborn Street, Chicago, Illinois 60603. If you plan to attend the virtual online Extraordinary General Meeting, you will need your [•] digit control number to vote electronically at the Extraordinary General Meeting. The Extraordinary General Meeting will be held for the sole purpose of considering and voting upon the following proposals:
•
a proposal to amend, by way of special resolution, the Company’s amended and restated articles of association, which we refer to as the “charter,” in the form set forth in Annex A to the accompanying Proxy Statement, which we refer to as the “Extension Amendment” and such proposal the “Extension Amendment Proposal,” to extend the date by which the Company must (i) consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination involving the Company and one or more businesses, which we refer to as an “initial business combination,” (ii) cease its operations if it fails to complete such initial business combination and (iii) redeem 100% of the Company’s Class A ordinary shares included as part of the units sold in the Company’s initial public offering that was consummated on December 7, 2021, which we refer to as the “IPO,” from March 7, 2023 (the “Termination Date”) to September 7, 2023 (or December 7, 2023, to the extent the existing three-month automatic extension in our charter upon filing a preliminary proxy statement, registration statement or similar filing for an initial business combination is triggered), by electing to extend the date to consummate an initial business combination on a monthly basis for up to six times by an additional one month each time after the Termination Date, until September 7, 2023 (or December 7, 2023, to the extent the existing automatic three-month extension in our charter upon filing a preliminary proxy statement, registration statement or similar filing for an initial business combination is triggered), unless the closing of the Company’s initial business combination shall have occurred, which we refer to as the “Extension,” and such applicable later date, the “Extended Date,” provided that (i) the Sponsor (as defined below) (or its affiliates or permitted designees) will deposit into the Trust Account (as defined below) for each such one-month extension (the “Extension Payment”) the lesser of (a) an aggregate of $       or (b) $       per public share that remains outstanding and is not redeemed prior to any such one-month extension, unless the closing of the Company’s initial business combination shall have occurred, in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of an initial business combination and (ii) the procedures relating to any such extension, as set forth in the Investment Management Trust Agreement, dated as of December 1, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, shall have been complied with; and

•
a proposal to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment

Proposal or where the board of directors of the Company has determined it is otherwise necessary, which we refer to as the “Adjournment Proposal.” The Adjournment Proposal will only be presented at the Extraordinary General Meeting if there are not sufficient votes to approve the Extension Amendment Proposal.
The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete an initial business combination and provide us with additional flexibility to extend on a month-to-month basis as opposed to three-month extension periods (as contemplated in our existing charter). While we are using our best efforts to complete an initial business combination as soon as practicable, our board of directors (the “Board”) believes that there will not be sufficient time before the Termination Date to complete an initial business combination. Accordingly, the Board believes that in order to be able to consummate an initial business combination, we will need to obtain the Extension. Without the Extension, the Board believes that there is significant risk that we might not, despite our best efforts, be able to complete an initial business combination on or before the Termination Date. If that were to occur, we would be precluded from completing an initial business combination and would be forced to liquidate even if our shareholders are otherwise in favor of consummating an initial business combination.
The purpose of the Extension Amendment Proposal is to allow the Company more time to complete an initial business combination and provide us with additional flexibility to extend on a month-to-month basis as opposed to three-month extension periods (as contemplated in our existing charter). In addition, we will not proceed with the Extension if the number of redemptions of our Class A ordinary shares, par value $0.0001 per share, issued in our IPO, which shares we refer to as the “public shares,” causes us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.
In connection with the Extension Amendment Proposal, public shareholders may elect to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account (the “Trust Account”) established in connection with the Company’s IPO, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, and which election we refer to as the “Election,” regardless of whether such public shareholders vote on the Extension Amendment Proposal. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $       that was in the Trust Account as of           , 2023, the record date.
If the Extension Amendment Proposal is approved by the requisite vote of shareholders, the remaining holders of public shares will retain their right to redeem their public shares when an initial business combination is submitted to the shareholders, subject to any limitations set forth in our charter as amended by the Extension Amendment. In addition, public shareholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed an initial business combination by the Extended Date. Our sponsor, GEEX Sponsor, LLC (the “Sponsor”), owns 4,825,000 shares of our Class B ordinary shares (the “Founder Shares”), that were issued to the Sponsor prior to our IPO, and 11,250,000 private placement warrants (the “Private Placement Warrants”), which were purchased by the Sponsor in a private placement that occurred simultaneously with the completion of the IPO.
TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR CLASS A ORDINARY SHARES ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO THE COMPANY’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE INITIALLY SCHEDULED DATE OF THE EXTRAORDINARY GENERAL MEETING. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR SHARES BY EITHER TENDERING OR DELIVERING YOUR SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT OR BY TENDERING OR DELIVERING YOUR SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE

ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.
Based upon the current amount in the Trust Account, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $       at the time of the Extraordinary General Meeting. The closing price of the Company’s Class A ordinary shares on           , 2023 was $      . The Company cannot assure shareholders that they will be able to sell their the Company’s Class A ordinary shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.
Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension.
If the Extension Amendment Proposal is not approved and we have not consummated an initial business combination by March 7, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Class A ordinary shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Class A ordinary shares, which redemption will completely extinguish rights of public shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board in accordance with applicable law, liquidate and dissolve, subject in each case to the Company’s obligations under the Companies Act to provide for claims of creditors and other requirements of applicable law.
There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor will not receive any monies held in the Trust Account as a result of its ownership of 4,825,000 Founder Shares and 11,250,000 Private Placement Warrants. As a consequence, a liquidating distribution will be made only with respect to the public shares. Certain of our executive officers have beneficial interests in the Sponsor.
We reserve the right at any time not to submit to our shareholders the Extension Amendment Proposal or implement the Extension Amendment, in which case we will liquidate and dissolve in accordance with the charter if we do not complete an initial business combination by the Termination Date (unless extended pursuant to our existing charter).
If the Company liquidates, the Sponsor has agreed to indemnify us to the extent any claims by a third party for services rendered or products sold to us, or any claims by a prospective target business with which we have discussed entering into an acquisition agreement, reduce the amount of funds in the Trust Account to below (i) $10.00 per public share or (ii) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to our Trust Account and except as to any claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. We cannot assure you, however, that the Sponsor would be able to satisfy those obligations. Based upon the current amount in the Trust Account, we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $      . Nevertheless, the Company cannot assure you that the per share distribution from the Trust Account, if the Company liquidates, will not be less than $      , plus interest, due to unforeseen claims of creditors.
Under the Companies Act, our plan of dissolution must provide for all claims against us to be paid in full or make provision for payments to be made in full, as applicable, if there are sufficient assets. These claims must be paid or provided for before we make any distribution of our remaining assets to our shareholders. If we are forced to enter an insolvent liquidation, any distributions received by shareholders could be viewed as an unlawful payment if it was proved that immediately following the date on which the distribution was made, we were unable to pay our debts as they fall due in the ordinary course of business. As a result, a liquidator could seek to recover some, or all amounts received by our shareholders. Furthermore, our directors may be viewed as having breached their fiduciary duties to us or our creditors and/or may have acted in bad faith, thereby exposing themselves and our Company to claims, by paying public shareholders from the Trust Account prior to addressing the claims of creditors. We cannot assure you that claims will not be brought against us for these reasons. We and our directors and officers who knowingly and willfully authorized or permitted any distribution to be paid out of our share premium account while we were unable to pay our debts as they fall due in the ordinary course of business would be guilty of an offence and may be liable to a fine and imprisonment in the Cayman Islands.
If the Extension Amendment Proposal is approved, the Company, pursuant to the terms of the Trust Agreement, will (i) remove from the Trust Account an amount, which we refer to as the “Withdrawal Amount,” equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete an initial business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on an initial business combination through the Extended Date if the Extension Amendment Proposal is approved.
If the Extension Amendment Proposal is approved, our Sponsor or its designees has agreed to loan to us up to a maximum of $       for a total of six one-month extensions until September 7, 2023 (or December 7, 2023, to the extent the existing three-month automatic extension in our charter upon filing a preliminary proxy statement, registration statement or similar filing for an initial business combination is triggered) (the “Extension Loan”), unless the closing of the Company’s initial business combination shall have occurred, which amount will be deposited into the Trust Account. The Extension Loan is conditioned upon the implementation of the Extension Amendment Proposal. The Extension Loan will not occur if the Extension Amendment Proposal is not approved, or the Extension is not completed. The Extension Loan will not bear interest and will be repayable upon consummation of an initial business combination. If the sponsor or its designees advises us that it does not intend to make the Extension Loan, then the Extension Amendment Proposal and the Adjournment Proposal will not be put before the shareholders at the Extraordinary General Meeting and, unless the Company can complete an initial business combination by March 7, 2023, we will liquidate and dissolve in accordance with our charter.
Our Board has fixed the close of business on [•], 2023, as the date for determining the Company shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof (the “record date”). Only holders of record of the Company’s ordinary shares on that date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof. On the record date of the Extraordinary General Meeting, there were             Class A ordinary shares, par value $0.0001 per share, and             Class B ordinary shares, par value $0.0001 per share, outstanding. The Company’s warrants do not have voting rights in connection with the Extension Amendment Proposal or the Adjournment Proposal.
This Proxy Statement contains important information about the Extraordinary General Meeting and the proposals. Please read it carefully and vote your shares.
We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Morrow Sodali LLC (the “Proxy Solicitor”) to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay the Proxy Solicitor a fee of $32,500, plus associated disbursements. We will also reimburse the Proxy Solicitor for reasonable out-of-pocket expenses and will indemnify the Proxy Solicitor and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate an initial business combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate an initial business combination.

This Proxy Statement is dated            , 2023 and is first being mailed to shareholders on or about            , 2023.
, 2023	By Order of the Board of Directors
Ari Segal Chief Executive Officer

QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING
These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annex to this Proxy Statement.
Why am I receiving this Proxy Statement?
We are a blank check company incorporated as a Cayman Islands exempted company on March 22, 2021, for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. On December 7, 2021, we consummated our IPO from which we derived gross proceeds of $200 million, and incurring offering costs (inclusive of the full exercise of the underwriter’s over-allotment option) of approximately $11.9 million, inclusive of $3.75 million of underwriting commissions and $7.0 million in deferred underwriting commissions. Like most blank check companies, our charter provides for the return of our IPO proceeds held in trust to the holders of Class A ordinary shares, par value $0.0001 per share, sold in our IPO if there is no qualifying business combination(s) consummated on or before a certain date, March 7, 2023. Our Board believes that it is in the best interests of the shareholders to continue our existence until the Extended Date in order to allow us more time to complete an initial business combination.
The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete an initial business combination and provide us with additional flexibility to extend on a month-to-month basis as opposed to three-month extension periods (as contemplated in our existing charter).

What is being voted on?
You are being asked to vote on:
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a proposal to amend our charter to extend the date by which we have to complete an initial business combination from March 7, 2023 to September 7, 2023 (or December 7, 2023, to the extent the existing three-month automatic extension in our charter upon filing a preliminary proxy statement, registration statement or similar filing for an initial business combination is triggered), by electing to extend the date to consummate an initial business combination on a monthly basis for up to six times by an additional one month each time after March 7, 2023 to September 7, 2023 (or December 7, 2023, to the extent the existing three-month automatic extension in our charter upon filing a preliminary proxy statement, registration statement or similar filing for an initial business combination is triggered), unless the closing of the Company’s initial business combination shall have occurred, provided that the Sponsor (or its affiliates or permitted designees) will deposit into the Trust Account necessary funds for each such one-month extension period; and

•
a proposal to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or where the Board has determined it is otherwise necessary.
The Extension Amendment Proposal is required for the implementation of our Board’s plan to extend the date that we have to complete our initial business combination. The purpose of the Extension Amendment is to allow the Company more time to complete an initial business combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension.
However, we will not proceed with the Extension if the number of redemptions of our public shares causes us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.
If the Extension Amendment Proposal is approved, the Company, pursuant to the terms of the Trust Agreement, will (i) remove from the Trust Account the Withdrawal Amount equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete an initial business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on an initial business combination through the Extended Date if the Extension Amendment Proposal is approved.
We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $      that was in the Trust Account as of the record date. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.
We reserve the right at any time not to submit to our shareholders the Extension Amendment Proposal or implement the Extension Amendment, in which case we will liquidate and dissolve in accordance with the charter if we do not complete an initial business combination by the Termination Date (unless extended pursuant to our existing charter).
If the Extension Amendment Proposal is not approved and we have not consummated an initial business combination by March 7, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Class A ordinary shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Class A ordinary shares, which redemption will completely extinguish rights of public shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board in accordance with applicable law, liquidate and dissolve, subject in each case to the Company’s obligations under the Companies Act to provide for claims of creditors and other requirements of applicable law.
There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor and directors and officers will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares and Private Placement Warrants.

Will the Extension Amendment interfere with the Company’s automatic extension rights under the charter?	No. The Company may at any time receive an automatic three-month extension in accordance with the charter upon filing a preliminary proxy statement, registration statement or similar filing for the Company’s initial business combination, even if the Company has not exhausted its six one-month Extensions under the Extension Amendment. For example, the Company could avail itself of two one-month Extensions beyond the Termination Date and still receive an automatic three-month extension upon filing a registration statement on Form S-4 for the Company’s initial business combination. In that case, the Company could then avail itself of the remaining four one-month Extensions after the automatic three-month extension expires.
Why is the Company proposing the Extension Amendment Proposal and the Adjournment Proposal?	Our charter provides that we have until March 7, 2023 to complete our initial business combination. Our Board has determined that it is in the best interests of our shareholders to approve the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, to allow for additional time to consummate an initial business combination. While we are using our best efforts to complete an initial business combination as soon as practicable, the Board believes that there will not be sufficient time before the Termination Date to complete an initial business combination. Accordingly, the Board believes that in order to be able to consummate an initial business combination, we will need to obtain the Extension. Without the Extension, the Board believes that there is significant risk that we might not, despite our best efforts, be able to complete an initial business combination on or before March 7, 2023. If that were to occur, we would be precluded from completing an initial business combination and would be forced to liquidate even if our shareholders are otherwise in favor of consummating an initial business combination.

The Company believes that given its expenditure of time, effort and money on an initial business combination, circumstances warrant providing public shareholders an opportunity to consider an initial business combination. Accordingly, the Board is proposing the Extension Amendment Proposal to amend our charter in the form set forth in Annex A hereto to extend the date by which we must (i) consummate an initial business combination, (ii) cease our operations if we fail to complete such initial business combination and (iii) redeem 100% of our Class A ordinary shares included as part of the units sold in our IPO from March 7, 2023 to September 7, 2023 (or December 7, 2023, to the extent the existing three-month automatic extension in our charter upon filing a preliminary proxy statement, registration statement or similar filing for an initial business combination is triggered), by electing to extend the date to consummate an initial business combination on a monthly basis for up to six times by an additional one month each time after the Termination Date, until September 7, 2023 (or December 7, 2023, to the extent the existing automatic three-month extension in our charter upon filing a preliminary proxy statement, registration statement or similar filing for an initial business combination is triggered), unless the closing of the Company’s initial business combination shall have occurred, provided that (i) the Sponsor (or its affiliates or permitted designees) will deposit into the Trust Account for each such one-month extension the lesser of (a) an aggregate of $       or (b) $       per public share that remains outstanding and is not redeemed prior to any such one-month extension, unless the closing of the Company’s initial business combination shall have occurred, in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of an initial business combination and (ii) the procedures relating to any such extension, as set forth in the Trust Agreement, shall have been complied with.
You are not being asked to vote on an initial business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a shareholder on the record date for a meeting to consider an initial business combination, you will retain the right to vote on an initial business combination when it is submitted to shareholders and the right to redeem your public shares for cash in the event an initial business combination is approved and completed or we have not consummated an initial business combination by the Extended Date.
If the Extension Amendment Proposal is not approved, we may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension. If the Adjournment Proposal is not approved, the Board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

We reserve the right at any time not to submit to our shareholders the Extension Amendment Proposal or implement the Extension Amendment, in which case we will liquidate and dissolve in accordance with the charter if we do not complete an initial business combination by the Termination Date (unless extended pursuant to our existing charter).
Why should I vote “FOR” the Extension Amendment Proposal?
Our Board believes shareholders will benefit from the consummation of an initial business combination and is proposing the Extension Amendment Proposal to extend the date by which we have to complete an initial business combination until the Extended Date. The Extension would give us additional time to complete an initial business combination.
The Board believes that it is in the best interests of our shareholders that the Extension be obtained to provide additional amount of time to consummate an initial business combination. Without the Extension, we believe that there is substantial risk that we might not, despite our best efforts, be able to complete an initial business combination on or before March 7, 2023. If that were to occur, we would be precluded from completing an initial business combination and would be forced to liquidate even if our shareholders are otherwise in favor of consummating an initial business combination.
Our Board recommends that you vote in favor of the Extension Amendment Proposal.

Why should I vote “FOR” the Adjournment Proposal?
If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Extraordinary General Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.
We reserve the right at any time not to submit to our shareholders the Extension Amendment Proposal or implement the Extension Amendment, in which case we will liquidate and dissolve in accordance with the charter if we do not complete an initial business combination by the Termination Date (unless extended pursuant to our existing charter).

When would the Board abandon the Extension Amendment Proposal?	We intend to hold the Extraordinary General Meeting to approve the Extension Amendment and only if the Board has determined as of the time of the Extraordinary General Meeting that we may not be able to complete an initial business combination on or before March 7, 2023. If we complete an initial business combination on or before March 7, 2023, we will not implement the Extension. Additionally, our Board will abandon the Extension Amendment if our shareholders do not approve the Extension Amendment Proposal. Notwithstanding shareholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our shareholders. In addition, we will not proceed with the Extension if the number of redemptions of our Class A ordinary shares, par value $0.0001 per share, issued in our IPO causes us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.
How do the Company insiders intend to vote their shares?	The Sponsor and all of our directors and officers are expected to vote any ordinary shares over which they have voting control (including any public shares owned by them) in favor of the Extension Amendment Proposal. Currently, our Sponsor and our officers and directors own approximately 20% of our issued and outstanding ordinary shares, including 4,938,751 Founder Shares. Our Sponsor, directors and officers do not intend to purchase ordinary shares in the open market or in privately negotiated transactions in connection with the shareholder vote on the Extension Amendment Proposal.
What vote is required to adopt the proposals?
Approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least two-thirds (2/3) majority of the votes cast by the holders of the issued and outstanding Class A ordinary shares, par value $0.0001 per share, and Class B ordinary shares, par value $0.0001 per share, of the Company, voting together as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Extraordinary General Meeting or any adjournment thereof.
Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a simple majority of the issued and outstanding ordinary shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter.

What if I don’t want to vote “FOR” the Extension Amendment Proposal?	If you do not want the Extension Amendment Proposal to be approved, you must abstain, not vote or vote “AGAINST” such proposal. You will be entitled to redeem your public shares for cash in connection with this vote whether or not you vote on the Extension Amendment Proposal so long as you elect to redeem your public shares for a pro rata portion of the funds available in the Trust Account in connection with the Extension Amendment. If the Extension Amendment Proposal is approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming holders.
What happens if the Extension Amendment Proposal is not approved?
Our Board will abandon the Extension Amendment if our shareholders do not approve the Extension Amendment Proposal.
If the Extension Amendment Proposal is not approved and we have not consummated an initial business combination by the Termination Date (unless extended pursuant to our existing charter), we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Class A ordinary shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Class A ordinary shares, which redemption will completely extinguish rights of public shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board in accordance with applicable law, liquidate and dissolve, subject in each case to the Company’s obligations under the Companies Act to provide for claims of creditors and other requirements of applicable law.
There will be no distribution from the Trust Account with respect to our warrants which will expire worthless in the event we wind up.
In the event of a liquidation, our Sponsor, directors and officers will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or Private Placement Warrants.

If the Extension Amendment Proposal is approved, what happens next?
If the Extension Amendment Proposal is approved, we will continue to attempt to consummate an initial business combination until the Extended Date. Because we have only a limited time to complete our initial business combination, even if we are able to effect the Extension, our failure to complete an initial business combination within the requisite time period will require us to liquidate. If we liquidate, our public shareholders may only receive $10.00 per share, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.
If the Extension Amendment Proposal is approved, we will file an amendment to the charter in the form set forth in Annex A hereto. We will remain a reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and our units, Class A ordinary shares and public warrants will remain publicly traded.
If the Extension Amendment Proposal is approved and the board of directors decides to implement the Extension Amendment Proposal, the Sponsor or its designees have agreed to contribute to the Company a loan referred to herein as the Extension Payment of up to a maximum of $       for a total of six one-month extensions until September 7, 2023 (or December 7, 2023, to the extent the existing three-month automatic extension in our charter upon filing a preliminary proxy statement, registration statement or similar filing for an initial business combination is triggered). The redemption amount per share at the meeting for such initial business combination or the Company’s liquidation will depend on the number of public shares that remain outstanding after redemptions in connection with the Extension Amendment. Below as reference is a table estimating the approximate per-share amount to be paid in connection with each one-month extension period, depending on the percentage of redemptions received in connection with the Extension Amendment. For example, if 50% of the Company’s public shares remain outstanding after redemptions in connection with the Extension Amendment, then the amount deposited per share for such one-month period will be approximately $ per share. If 85% of the Company’s public shares remain outstanding after redemptions in connection with the Extension Amendment, then the amount deposited per share for such one-month period will be approximately $ per share.
% of Redemptions at Extension	Shares Redeemed at Extension	Shares Remaining at Extension	Charter Extension contribution per Share per month
25%	5,000,000	15,000,000	$
40%	8,000,000	12,000,000	$
50%	10,000,000	10,000,000	$
60%	12,000,000	8,000,000	$
75%	15,000,000	5,000,000	$
85%	17,000,000	3,000,000	$

The Extension Amendment Proposal is conditioned upon the implementation of the Extension Payment. No Extension Payment will occur if the Extension Amendment Proposal is not approved. The Extension Payment will not bear interest and will be repayable by the Company to the Sponsor or its designees upon consummation of an initial business combination. If the Company opts not to utilize the Extension Amendment, then the Company will liquidate and dissolve promptly in accordance with the Company’s charter, and the Sponsor’s obligation to make additional contributions will terminate.
If the Extension Amendment Proposal is approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our ordinary shares held by our Sponsor, our directors and our officers as a result of their ownership of the Founder Shares and Private Placement Warrants.
Notwithstanding shareholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our shareholders.
We reserve the right at any time not to submit to our shareholders the Extension Amendment Proposal or implement the Extension Amendment, in which case we will liquidate and dissolve in accordance with the charter if we do not complete an initial business combination by the Termination Date (unless extended pursuant to our existing charter).

What happens to the Company’s warrants if the Extension Amendment Proposal is not approved?	If the Extension Amendment Proposal is not approved and we have not consummated an initial business combination by the Termination Date (unless extended pursuant to our existing charter), we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Class A ordinary shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Class A ordinary shares, which redemption will completely extinguish rights of public shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board in accordance with applicable law, liquidate and dissolve, subject in each case to the Company’s obligations under the Companies Act to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up.
What happens to the Company’s warrants if the Extension Amendment Proposal is approved?	If the Extension Amendment Proposal is approved, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate an initial business combination until the Extended Date. The public warrants will remain outstanding and will become exercisable 30 days after the completion of an initial business combination, and will expire five years after the completion of an initial business combination or earlier upon redemption or liquidation, provided we have an effective registration statement under the Securities Act covering the Class A ordinary shares issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis).
Am I able to exercise my redemption rights in connection with an initial business combination?	If you were a holder of ordinary shares as of the close of business on the record date for a meeting to seek shareholder approval of an initial business combination, you will be able to vote on an initial business combination. The Extraordinary General Meeting relating to the Extension Amendment Proposal does not affect your right to elect to redeem your public shares in connection with an initial business combination, subject to any limitations set forth in our charter (including the requirement to submit any request for redemption in connection with an initial business combination on or before the date that is one business day before the Extraordinary General Meeting of shareholders to vote on an initial business combination). If you disagree with an initial business combination, you will retain your right to redeem your public shares upon consummation of an initial business combination in connection with the shareholder vote to approve an initial business combination, subject to any limitations set forth in our charter.

How do I attend the meeting?
You may attend the meeting in person if you hold a valid legal proxy. To attend the meeting virtually, you will need your control number for access. If you do not have your control number, contact Continental Stock Transfer & Trust Company at the phone number or email address below. Beneficial investors who hold shares through a bank, broker or other intermediary, will need to contact them and obtain a legal proxy.
Once you have your legal proxy, contact Continental Stock Transfer & Trust Company to have a control number generated. Continental Stock Transfer & Trust Company contact information is as follows: One State Street Plaza, 30th Floor, New York, NY 10004, or email spacredemptions@continentalstock.com.
Shareholders will also have the option to listen to the Extraordinary General Meeting by telephone by calling:
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Within the U.S. and Canada: +1 800-450-7155 (toll-free)

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Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)

The passcode for telephone access is [•]. You will not be able to vote or submit questions unless you register for and log in to the Extraordinary General Meeting webcast as described herein.

How do I change or revoke my vote?
You may change your vote by emailing a later-dated, signed proxy card to spacredemptions@continentalstock.com, so that it is received by us prior to the Extraordinary General Meeting or by attending the Extraordinary General Meeting online and voting. You also may revoke your proxy by sending a notice of revocation to us, which must be received by us prior to the Extraordinary General Meeting.
Please note, however, that if on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, custodian bank or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name, and you wish to attend the Extraordinary General Meeting and vote at the Extraordinary General Meeting online, you must follow the instructions included with the enclosed proxy card.

How are votes counted?
Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes and abstentions.
Approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least two-thirds (2/3) majority of the votes cast by the holders of the issued and outstanding Class A ordinary shares, par value $0.0001 per share, and Class B ordinary shares, par value $0.0001 per share, of the Company, voting together as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Extraordinary General Meeting or any adjournment thereof. Accordingly, a Company shareholder’s failure to vote by proxy or to vote online at the Extraordinary General Meeting will not be counted towards the number of ordinary shares required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Extension Amendment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Extension Amendment Proposal.
Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a simple majority of the issued and outstanding ordinary shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter. Accordingly, a Company shareholder’s failure to vote by proxy or to vote online at the Extraordinary General Meeting will not be counted towards the number of ordinary shares required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

If my shares are held in “street name,” will my broker automatically vote them for me?	No. Under the rules of various national and regional securities exchanges, your broker, bank or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or nominee. We believe all the proposals presented to the shareholders will be considered non-discretionary and therefore your broker, bank or nominee cannot vote your shares without your instruction. Your bank, broker or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name,” you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.
What is a quorum requirement?
A quorum of shareholders is necessary to hold a valid meeting. Holders of one-third of our ordinary shares on the record date issued and outstanding and entitled to vote at the Extraordinary General Meeting, present in person or represented by proxy, constitute a quorum.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the Extraordinary General Meeting. Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the meeting has power to adjourn the Extraordinary General Meeting. As of the record date for the Extraordinary General Meeting, ordinary shares would be required to achieve a quorum.
Who can vote at the Extraordinary General Meeting?
Only holders of record of our ordinary shares at the close of business on [•], 2023 are entitled to have their vote counted at the Extraordinary General Meeting and any adjournments or postponements thereof. On this record date,         Class A ordinary shares, par value $0.0001 per share, and        Class B ordinary shares, par value $0.0001 per share, were outstanding and entitled to vote.
Shareholder of Record: Shares Registered in Your Name.   If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a shareholder of record. As a shareholder of record, you may vote online at the Extraordinary General Meeting or vote by proxy. Whether or not you plan to attend the Extraordinary General Meeting online, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank.   If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting. However, since you are not the shareholder of record, you may not vote your shares at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.

Does the Board recommend voting for the approval of the Extension Amendment Proposal and the Adjournment Proposal?	Yes. After careful consideration of the terms and conditions of these proposals, our Board has determined that the Extension Amendment and, if presented, the Adjournment Proposal are in the best interests of the Company and its shareholders. The Board recommends that our shareholders vote “FOR” each of the Extension Amendment Proposal and the Adjournment Proposal.
What interests do the Company’s Sponsor, directors and officers have in the approval of the proposals?	Our Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of 5,000,000 Founder Shares and 11,250,000 Private Placement Warrants, which would expire worthless if an initial business combination is not consummated. See the section entitled “The Extension Amendment Proposal — Interests of our Sponsor, Directors and Officers.”

Do I have appraisal rights if I object to the Extension Amendment Proposal?	Our shareholders do not have appraisal rights in connection with the Extension Amendment Proposal under the Companies Act.
What do I need to do now?	We urge you to read carefully and consider the information contained in this Proxy Statement, including the annex, and to consider how the proposals will affect you as our shareholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.
How do I vote?
If you are a holder of record of our ordinary shares, you may vote in person or online at the Extraordinary General Meeting or by submitting a proxy for the Extraordinary General Meeting. Whether or not you plan to attend the Extraordinary General Meeting online, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Extraordinary General Meeting and vote online if you have already voted by proxy.
If your ordinary shares are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting. However, since you are not the shareholder of record, you may not vote your shares online at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.

How do I redeem my Class A ordinary shares?
If the Extension is implemented, each of our public shareholders may seek to redeem all or a portion of its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any shareholder vote to approve an initial business combination, or if we have not consummated an initial business combination by the Extended Date.
In order to exercise your redemption rights, you must, prior to 5:00 p.m. Eastern time on [•], 2023 (two business days before the Extraordinary General Meeting) tender or deliver your share certificates and any other redemption forms physically or electronically and submit a request in writing that we redeem your public shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:
Continental Stock Transfer & Trust Company
One State Street Plaza, 30th Floor
New York, NY 10004
Attn: SPAC Redemption Team
E-mail: spacredemptions@continentalstock.com

What should I do if I receive more than one set of voting materials?	You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.
Who is paying for this proxy solicitation?
We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Morrow Sodali LLC to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay the Proxy Solicitor a fee of $32,500, plus associated disbursements. We will also reimburse the Proxy Solicitor for reasonable out-of-pocket expenses and will indemnify the Proxy Solicitor and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
While the payment of these expenses will reduce the cash available to us to consummate an initial business combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate an initial business combination.

Who can help answer my questions?	If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact the Proxy Solicitor:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Individuals call toll-free (800) 662-5200
Banks and brokers call (203) 658-9400
Email: GEEX.info@investor.morrowsodali.com

You may also contact us at:
Games & Esports Experience Acquisition Corp. 7381 La Tijera Blvd. P.O. Box 452118 Los Angeles, California Attn: Ari Segal Telephone No.: (213) 266-7674
You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS
Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect our current views with respect to, among other things, an initial business combination, our capital resources and results of operations. Likewise, our financial statements and all of our statements regarding market conditions and results of operations are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.
The forward-looking statements contained in this proxy statement reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:
•
our ability to complete an initial business combination;

•
the anticipated benefits of an initial business combination;

•
the volatility of the market price and liquidity of our securities;

•
the use of funds not held in the Trust Account; and

•
the competitive environment in which our successor will operate following an initial business combination.

While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause our future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the SEC on March 31, 2022, and in other reports we file with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to us (or to third parties making the forward-looking statements).

RISK FACTORS
You should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the SEC on March 31, 2022, our Quarterly Reports on Form 10-Q filed with the SEC on May 16, 2022, August 15, 2022 (as amended on November 14, 2022) and November 14, 2022 and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.
There are no assurances that the Extension will enable us to complete an initial business combination.
Approving the Extension involves a number of risks. Even if the Extension is approved, the Company can provide no assurances that an initial business combination will be consummated prior to the Extended Date. Our ability to consummate an initial business combination is dependent on a variety of factors, many of which are beyond our control.
We are required to offer shareholders the opportunity to redeem shares in connection with the Extension Amendment, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve an initial business combination. Even if the Extension or an initial business combination are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate an initial business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and an initial business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.
The SEC issued proposed rules to regulate special purpose acquisition companies that, if adopted, may increase our costs and the time needed to complete our initial business combination.
With respect to the regulation of special purpose acquisition companies like the Company (“SPACs”), on March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, disclosures in business combination transactions involving SPACs and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and to the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. These rules, if adopted, whether in the form proposed or in a revised form, may increase the costs of and the time needed to negotiate and complete an initial business combination, and may constrain the circumstances under which we could complete an initial business combination.
If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete an initial business combination and instead to liquidate the Company.
As described further above, the SPAC Rule Proposals relate, among other matters, to the circumstances in which SPACs such as the Company could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria, including a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for an initial business combination no later than 18 months after the effective date of its registration statement for its initial public offering (the “IPO Registration Statement”). The company would then be required to complete its initial business combination no later than 24 months after the effective date of the IPO Registration Statement.
If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete an initial business combination and instead to liquidate. If we were to liquidate, our warrants will expire worthless. This will also cause you to lose the investment opportunity in a target company, and the chance of realizing future gains on your investment through any price appreciation in the combined company.
To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we may, at any time, instruct Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the securities held in the Trust Account and instead to hold the funds in the Trust Account in cash until the earlier of the consummation of an initial business combination or our liquidation. As a result, following the liquidation of securities in the Trust Account, we would likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount the public shareholders would receive upon any redemption or liquidation of the Company.
Following such liquidation, we would likely receive minimal interest, if any, on the funds held in the Trust Account. However, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any, and certain other expenses as permitted. As a result, any decision to liquidate the securities held in the Trust Account and thereafter to hold all funds in the Trust Account in cash would reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company.
Since the Sponsor and our directors and officers will lose their entire investment in us if an initial business combination is not completed, they may have a conflict of interest in the approval of the proposals at the Extraordinary General Meeting.
There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor will not receive any monies held in the Trust Account as a result of its ownership of 4,825,000 Founder Shares and 11,250,000 Private Placement Warrants that were purchased by the Sponsor pursuant to the Purchase Agreement. As a consequence, a liquidating distribution will be made only with respect to the public shares. In addition, certain of our executive officers have beneficial interests in the Sponsor. Such persons have waived their rights to liquidating distributions from the Trust Account with respect to these securities, and all of such investments would expire worthless if an initial business combination is not consummated. The personal and financial interests of our Sponsor, directors and officers may have influenced their motivation in consummating an initial business combination in order to close an initial business combination and therefore may have interests different from, or in addition to, your interests as a shareholder in connection with the proposals at the Extraordinary General Meeting.
We have incurred and expect to incur significant costs associated with an initial business combination. Whether or not an initial business combination is completed, the incurrence of these costs will reduce the amount of cash available to be used for other corporate purposes by us if an initial business combination is not completed.
We expect to incur significant transaction and transition costs associated with an initial business combination and operating as a public company following the closing of an initial business combination.

We may also incur additional costs to retain key employees. Even if an initial business combination is not completed, we expect to incur approximately $       million in expenses in aggregate. These expenses will reduce the amount of cash available to be used for other corporate purposes by us if an initial business combination is not completed.
A 1% U.S. federal excise tax may decrease the value of our securities following our initial business combination, or hinder our ability to consummate an initial business combination.
Pursuant to the Inflation Reduction Act of 2022 (the “IR Act”), commencing in 2023, a 1% U.S. federal excise tax is imposed on certain repurchases (including redemptions) of stock by publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign corporations. The excise tax is imposed on the repurchasing corporation and not on its shareholders. The amount of the excise tax is equal to 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. Although we are a Cayman Islands company, the excise tax may apply in connection with redemptions or other repurchases that occur in connection with an initial business combination that involves our combination with a U.S. entity and/or our domestication as a U.S. corporation (a “Redemption Event”). In addition, because the excise tax would be payable by us and not by the redeeming holders, the mechanics of any required payment of the excise tax remains to be determined. Any excise tax payable by us in connection with a Redemption Event may cause a reduction in the cash available to us to complete an initial business combination and could affect our ability to complete an initial business combination.

BACKGROUND
We are a blank check company incorporated as a Cayman Islands exempted company on March 22, 2021 for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities.
There are currently 20,000,000 Class A ordinary shares and 5,000,000 Class B ordinary shares issued and outstanding. In addition, we issued warrants to purchase 10,000,000 Class A ordinary shares as part of our IPO, along with an aggregate of 11,250,000 Private Placement Warrants issued to our Sponsor in a private placement simultaneously with the consummation of our IPO. As of both September 30, 2022 and December 31, 2021, there were 10,000,000 public warrants outstanding. As of both September 30, 2022 and December 31, 2021, there were 11,250,000 Private Placement Warrants outstanding. Each whole warrant entitles its holder to purchase one Class A ordinary share at an exercise price of $11.50 per share. The warrants will become exercisable 30 days after the completion of an initial business combination, and will expire five years after the completion of an initial business combination or earlier upon redemption or liquidation. We have the ability to redeem outstanding warrants at any time after they become exercisable and prior to their expiration, at a price of $0.01 per warrant, provided that the reported last sale price of our Class A ordinary shares equals or exceeds $18.00 per share (as adjusted for share sub-divisions, share dividends, reorganizations, recapitalizations and the like) for any 20 trading days within a 30 trading-day period commencing once the warrants become exercisable and ending on the third trading day prior to the date on which we give proper notice of such redemption and provided certain other conditions are met.
A total of $205 million of the proceeds from our IPO and the simultaneous sale of the Private Placement Warrants in a private placement transaction was placed in our Trust Account in the United States maintained by Continental Stock Transfer & Trust Company, acting as trustee, invested in U.S. “government securities,” within the meaning of Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less or in any open ended investment company that holds itself out as a money market fund selected by us meeting the conditions of Rule 2a-7 of the Investment Company Act, until the earlier of: (i) the consummation of an initial business combination or (ii) the distribution of the proceeds in the Trust Account as described below.
Approximately $      million was held in the Trust Account as of the record date. The mailing address of the Company’s principal executive office is 7381 La Tijera Blvd., P.O. Box 452118, Los Angeles, California 90045.

THE EXTENSION AMENDMENT PROPOSAL
The Company is proposing to amend its charter to extend the date by which the Company has to consummate an initial business combination to the Extended Date.
The Extension Amendment Proposal is required for the implementation of the Board’s plan to allow the Company more time to complete an initial business combination.
If the Extension Amendment Proposal is not approved and we have not consummated an initial business combination by March 7, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Class A ordinary shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Class A ordinary shares, which redemption will completely extinguish rights of public shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board in accordance with applicable law, liquidate and dissolve, subject in each case to the Company’s obligations under the Companies Act to provide for claims of creditors and other requirements of applicable law.
We reserve the right at any time not to submit to our shareholders the Extension Amendment Proposal or implement the Extension Amendment, in which case we will liquidate and dissolve in accordance with the charter if we do not complete an initial business combination by the Termination Date (unless extended pursuant to our existing charter).
The Board believes that given our expenditure of time, effort and money on an initial business combination, circumstances warrant providing public shareholders an opportunity to consider an initial business combination and that it is in the best interests of our shareholders that we obtain the Extension. The Board believes that an initial business combination will provide significant benefits to our shareholders.
A copy of the proposed amendment to the charter of the Company is attached to this Proxy Statement in Annex A.
Reasons for the Extension Amendment Proposal
The Company’s charter provides that the Company has until March 7, 2023 to complete the purposes of the Company including, but not limited to, effecting an initial business combination under its terms. The purpose of the Extension Amendment is to allow the Company more time to complete its initial business combination.
While we are using our best efforts to complete an initial business combination as soon as practicable, the Board believes that there will not be sufficient time before the Termination Date to complete an initial business combination. Accordingly, the Board believes that in order to be able to consummate an initial business combination, we will need to obtain the Extension. Without the Extension, the Board believes that there is significant risk that we might not, despite our best efforts, be able to complete an initial business combination on or before March 7, 2023. If that were to occur, we would be precluded from completing an initial business combination and would be forced to liquidate even if our shareholders are otherwise in favor of consummating an initial business combination.
The Company’s IPO prospectus and charter provide that the affirmative vote of at least two-thirds (2/3) majority of the votes cast by the holders of the issued and outstanding Class A ordinary shares, par value $0.0001 per share, and Class B ordinary shares, par value $0.0001 per share, of the Company, voting together as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Extraordinary General Meeting or any adjournment thereof, is required to extend our corporate existence, except in connection with, and effective upon, consummation of an initial business combination. Additionally, our IPO prospectus and charter provide for all public shareholders to have an opportunity to redeem their public shares in case our corporate existence is extended as described above. Because we continue to believe that an initial business combination would be in the best interests of our shareholders, and because we will not be able to conclude an initial business combination within the permitted time period, the Board has determined to seek shareholder approval to extend the date by which we have to complete an initial business combination beyond March 7, 2023 to the Extended Date. We intend to hold another shareholder meeting prior to the Extended Date in order to seek shareholder approval of an initial business combination.
We believe that the foregoing charter provision was included to protect Company shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable initial business combination in the timeframe contemplated by the charter. We also believe that, given the Company’s expenditure of time, effort and money on finding an initial business combination, circumstances warrant providing public shareholders an opportunity to consider an initial business combination.
If the Extension Amendment Proposal is Not Approved
Shareholder approval of the Extension Amendment is required for the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our Board will abandon and not implement the Extension Amendment unless our shareholders approve the Extension Amendment Proposal.
If the Extension Amendment Proposal is not approved and we have not consummated an initial business combination by March 7, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Class A ordinary shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Class A ordinary shares, which redemption will completely extinguish rights of public shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board in accordance with applicable law, liquidate and dissolve, subject in each case to the Company’s obligations under the Companies Act to provide for claims of creditors and other requirements of applicable law.
There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event we wind up. In the event of a liquidation, our Sponsor, directors and officers will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Warrants.
If the Extension Amendment Proposal Is Approved
If the Extension Amendment Proposal is approved, the Company will file an amendment to the charter in the form set forth in Annex A hereto to extend the time it has to complete an initial business combination until the Extended Date. The Company will remain a reporting company under the Exchange Act and its units, Class A ordinary shares and public warrants will remain publicly traded. The Company will then continue to work to consummate an initial business combination by the Extended Date.
Notwithstanding shareholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension at any time without any further action by our shareholders. We reserve the right at any time not to submit to our shareholders the Extension Amendment Proposal or implement the Extension Amendment, in which case we will liquidate and dissolve in accordance with the charter if we do not complete an initial business combination by the Termination Date (unless extended pursuant to our existing charter).
You are not being asked to vote on an initial business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a shareholder on the record date for a meeting to consider an initial business combination, you will retain the right to vote on an initial business combination when it is submitted to shareholders and the right to redeem your public shares for cash in the event an initial business combination is approved and completed or we have not consummated an initial business combination by the Extended Date.

If the Extension Amendment Proposal is approved and the board of directors decides to implement the Extension Amendment Proposal, the Sponsor or its designees have agreed to contribute to the Company a loan referred to herein as the Extension Payment of up to a maximum of $      for a total of six one-month extensions until September 7, 2023 (or December 7, 2023, to the extent the existing three-month automatic extension in our charter upon filing a preliminary proxy statement, registration statement or similar filing for an initial business combination is triggered). The redemption amount per share at the meeting for such initial business combination or the Company’s liquidation will depend on the number of public shares that remain outstanding after redemptions in connection with the Extension Amendment. Below as reference is a table estimating the approximate per-share amount to be paid in connection with each one-month extension period, depending on the percentage of redemptions received in connection with the Extension Amendment. For example, if 50% of the Company’s public shares remain outstanding after redemptions in connection with the Extension Amendment, then the amount deposited per share for such one-month period will be approximately $      per share. If 85% of the Company’s public shares remain outstanding after redemptions in connection with the Extension Amendment, then the amount deposited per share for such one-month period will be approximately $      per share.
% of Redemptions at Extension	Shares Redeemed at Extension	Shares Remaining at Extension	Charter Extension contribution per Share per month
25%	5,000,000	15,000,000	$
40%	8,000,000	12,000,000	$
50%	10,000,000	10,000,000	$
60%	12,000,000	8,000,000	$
75%	15,000,000	5,000,000	$
85%	17,000,000	3,000,000	$
If the Extension Amendment Proposal is approved, and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account. The Company cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be only a small fraction of the approximately $      held in the Trust Account as of the record date. We will not proceed with the Extension if redemptions of our public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.
Redemption Rights
If the Extension Amendment Proposal is approved, and the Extension is implemented, each public shareholder may seek to redeem its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. Holders of public shares who do not elect to redeem their public shares in connection with the Extension will retain the right to redeem their public shares in connection with any shareholder vote to approve a proposed initial business combination, or if the Company has not consummated an initial business combination by the Extended Date.
TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR CLASS A ORDINARY SHARES ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO THE COMPANY’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE INITIALLY SCHEDULED DATE OF THE EXTRAORDINARY GENERAL MEETING. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR SHARES BY EITHER TENDERING OR DELIVERING YOUR SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT OR BY TENDERING OR DELIVERING YOUR SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN)

SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.
In connection with tendering your shares for redemption, prior to 5:00 p.m. Eastern time on [•], 2023 (two business days before the Extraordinary General Meeting), you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, One State Street Plaza, 30th Floor, New York, NY 10004, Attn: SPAC Redemption Team, e-mail: spacredemptions@continentalstock.com, or to deliver your share certificates (if any) and any redemption forms to the transfer agent electronically using DTC’s DWAC system, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to 5:00 p.m. Eastern time on [•], 2023 (two business days before the Extraordinary General Meeting) ensures that a redeeming holder’s election is irrevocable once the Extension Amendment Proposal is approved. In furtherance of such irrevocable election, shareholders making the election will not be able to tender their shares after the vote at the Extraordinary General Meeting.
Through the DWAC system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering share certificates physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.
Certificates that have not been tendered in accordance with these procedures prior to 5:00 p.m. Eastern time on [•], 2023 (two business days before the Extraordinary General Meeting) will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a public shareholder tenders its share certificates and decides prior to the vote at the Extraordinary General Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Extraordinary General Meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares and the Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension Amendment Proposal will not be approved. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment. The transfer agent will hold the certificates of public shareholders that make the election until such shares are redeemed for cash or returned to such shareholders.
If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. Based upon the current amount in the Trust Account, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $      at the time of the Extraordinary General Meeting. The closing price of the Company’s Class A ordinary shares on the record date was $      .
If you exercise your redemption rights, you will be exchanging your Class A ordinary shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your share certificate(s) to the Company’s transfer agent prior to 5:00 p.m. Eastern time on [•], 2023 (two business days before the Extraordinary General Meeting). The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension.
Vote Required for Approval
Approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least two-thirds (2/3) majority of the votes cast by the holders of the issued and outstanding Class A ordinary shares, par value $0.0001 per share, and Class B ordinary shares, par value $0.0001 per share, of the Company, voting together as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Extraordinary General Meeting or any adjournment thereof. If the Extension Amendment Proposal is not approved, the Extension Amendment will not be implemented and, if an initial business combination has not been consummated by March 7, 2023, the Company will be required by its charter to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Class A ordinary shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Class A ordinary shares, which redemption will completely extinguish rights of public shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board in accordance with applicable law, liquidate and dissolve, subject in each case to the Company’s obligations under the Companies Act to provide for claims of creditors and other requirements of applicable law. Shareholder approval of the Extension Amendment is required for the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our Board will abandon and not implement such amendment unless our shareholders approve the Extension Amendment Proposal.
Our Board will abandon and not implement the Extension Amendment Proposal unless our shareholders approve the Extension Amendment Proposal. This means that if one proposal is approved by the shareholders and the other proposal is not, neither proposal will take effect. Notwithstanding shareholder approval of the Extension Amendment, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our shareholders.
Our Sponsor and all of our directors and officers are expected to vote any ordinary shares owned by them in favor of the Extension Amendment Proposal. On the record date, our Sponsor, directors and officers beneficially owned and were entitled to vote an aggregate of 4,938,751 Founder Shares, representing approximately 20% of the Company’s issued and outstanding ordinary shares. Our Sponsor and directors do not intend to purchase Class A ordinary shares in the open market or in privately negotiated transactions in connection with the shareholder vote on the Extension Amendment.
Interests of our Sponsor, Directors and Officers
When you consider the recommendation of our Board, you should keep in mind that our Sponsor, executive officers, and members of our Board and special advisors have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:
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the fact that our Sponsor holds 4,825,000 Founder Shares and 11,250,000 Private Placement Warrants. In addition, certain of our executive officers have beneficial interests in the Sponsor. All of such investments would expire worthless if an initial business combination is not consummated; on the other hand, if an initial business combination is consummated, such investments could earn a positive rate of return in the combined company, even if other holders of our ordinary shares experience a negative rate of return, due to having initially purchased the Founder Shares for $25,000;

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the fact that, if the Trust Account is liquidated, including in the event we are unable to complete an initial business combination within the required time period, the Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.00 per public share, or such lesser per public share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third party for services rendered or products sold to us, but only if such a third party or target business has not executed a waiver of any and all rights to seek access to the Trust Account; and
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the fact that none of our officers or directors has received any cash compensation for services rendered to the Company, and all of the current members of our Board are expected to continue to serve as directors at least through the date of the Extraordinary General Meeting to vote on a proposed initial business combination and may even continue to serve following any potential initial business combination and receive compensation thereafter.

The Board’s Reasons for the Extension Amendment Proposal and Its Recommendation
As discussed below, after careful consideration of all relevant factors, our Board has determined that the Extension Amendment is in the best interests of the Company and its shareholders. Our Board has approved and declared advisable adoption of the Extension Amendment Proposal and recommends that you vote “FOR” such proposal.
Our charter provides that the Company has until March 7, 2023 to complete the purposes of the Company including, but not limited to, effecting an initial business combination under its terms.
Our charter states that if the Company’s shareholders approve an amendment to the Company’s charter that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if it does not complete an initial business combination before March 7, 2023, the Company will provide its public shareholders with the opportunity to redeem all or a portion of their public shares upon such approval at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. We believe that this charter provision was included to protect the Company shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable initial business combination in the timeframe contemplated by the charter.
In addition, the Company’s IPO prospectus and charter provide that the affirmative vote of at least two-thirds (2/3) majority of the votes cast by the holders of the issued and outstanding Class A ordinary shares, par value $0.0001 per share, and Class B ordinary shares, par value $0.0001 per share, of the Company, voting together as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Extraordinary General Meeting or any adjournment thereof, is required to extend our corporate existence, except in connection with, and effective upon the consummation of, an initial business combination. We believe that, given the Company’s expenditure of time, effort and money on finding an initial business combination, circumstances warrant providing public shareholders an opportunity to consider an initial business combination. Because we continue to believe that an initial business combination would be in the best interests of our shareholders, the Board has determined to seek shareholder approval to extend the date by which we have to complete an initial business combination beyond March 7, 2023 to the Extended Date, in the event we cannot consummate an initial business combination by March 7, 2023.
The Company is not asking you to vote on an initial business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on an initial business combination in the future and the right to redeem your public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, in the event an initial business combination is approved and completed or the Company has not consummated another initial business combination by the Extended Date.
After careful consideration of all relevant factors, the Board determined that the Extension Amendment is in the best interests of the Company and its shareholders.
Recommendation of the Board
Our Board unanimously recommends that our shareholders vote “FOR” the approval of the Extension Amendment Proposal.

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS
The following discussion summarizes certain United States federal income tax considerations generally applicable to U.S. Holders (as defined below) who elect to have their Class A ordinary shares redeemed for cash pursuant to the exercise of a right to redemption in connection with an Election. This discussion is limited to certain United States federal income tax considerations to such U.S. Holders who hold Class A ordinary shares as a capital asset under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). This discussion is a summary only and does not consider all aspects of United States federal income taxation that may be relevant to a U.S. Holder exercising its right to redemption in light of such holder’s particular circumstances, including tax consequences to U.S. Holders who are:
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banks, financial institutions or financial services entities;

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broker-dealers;

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taxpayers that are subject to the mark-to-market accounting rules;

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tax-exempt entities;

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S-corporations;

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governments or agencies or instrumentalities thereof;

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insurance companies;

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regulated investment companies or real estate investment trusts;

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expatriates or former long-term residents of the United States;

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persons that actually or constructively own five percent or more of our voting shares or five percent or more of the total value of any class of our shares;

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persons that acquired our securities pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

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persons that hold our securities as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction;

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partnerships (or entities or arrangements treated as partnerships or other pass-through entities for U.S. federal income tax purposes), or persons holding our securities through such partnerships or other pass-through entities; or

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persons whose functional currency is not the U.S. dollar.

This discussion is based on the Code, proposed, temporary and final Treasury Regulations promulgated under the Code, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could affect the tax considerations described herein. This discussion does not address U.S. federal taxes other than those pertaining to U.S. federal income taxation (such as estate or gift taxes, the alternative minimum tax or the Medicare tax on investment income), nor does it address any aspects of U.S. state or local or non-U.S. taxation.
We have not sought and do not intend to seek any rulings from the IRS as to any U.S. federal income tax consequence described herein. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not change the accuracy of the statements in this discussion.
As used herein, the term “U.S. Holder” means a beneficial owner of Class A ordinary shares who or that is for United States federal income tax purposes: (i) an individual citizen or resident of the United States, (ii) a corporation (or other entity treated as a corporation for United States federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States, any state thereof or the District of Columbia, (iii) an estate the income of which is subject to United States federal income taxation regardless of its source or (iv) a trust if (A) a court within the United

States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust, or (B) it has in effect a valid election to be treated as a U.S. person.
This discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold our securities through such entities. If a partnership (or other entity or arrangement classified as a partnership for United States federal income tax purposes) is the beneficial owner of our securities, the United States federal income tax treatment of a partner in the partnership generally will depend on the status of the partner and the activities of the partnership. Partnerships holding our securities and partners in such partnerships are urged to consult their own tax advisors.
THIS DISCUSSION IS ONLY A SUMMARY OF CERTAIN UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS ASSOCIATED WITH AN ELECTION. EACH REDEEMING U.S. HOLDER IS URGED TO CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH U.S. HOLDER OF THE EXERCISE OF REDEMPTION RIGHTS THROUGH AN ELECTION, INCLUDING THE APPLICABILITY AND EFFECT OF ANY STATE, LOCAL, AND NON-U.S. TAX LAWS.
Redemption as Sale or Distribution
Subject to the PFIC rules discussed below, in the event that a U.S. Holder’s Class A ordinary shares are redeemed pursuant to an Election, the treatment of the transaction for United States federal income tax purposes will depend on whether the redemption qualifies as a sale of the Class A ordinary shares under Section 302 of the Code. If the redemption qualifies as a sale of Class A ordinary shares, a U.S. Holder generally will recognize capital gain or loss and any such capital gain or loss generally will be long-term capital gain or loss if the U.S. Holder’s holding period for such Class A ordinary shares exceeds one year. It is unclear, however, whether certain redemption rights described in the IPO prospectus may suspend the running of the applicable holding period for this purpose. If the redemption does not qualify as a sale of Class A ordinary shares, it will be treated as a corporate distribution. In that case, the U.S. Holder generally will be required to include in gross income as a dividend the amount of the distribution to the extent the distribution is paid out of our current or accumulated earnings and profits (as determined under United States federal income tax principles). To the extent those distributions exceed our current and accumulated earnings and profits, they will constitute a return of capital, which will first reduce the U.S. Holder’s basis in our Class A ordinary shares, but not below zero, and then will be treated as gain from the sale of our Class A ordinary shares.
Whether a redemption pursuant to an Election qualifies for sale treatment will depend largely on the total number of our Class A ordinary shares treated as held by the U.S. Holder (including any Class A ordinary shares constructively owned by the U.S. Holder as a result of owning warrants) relative to all of our shares outstanding both before and after such redemption. The redemption generally will be treated as a sale of the Class A ordinary shares (rather than as a corporate distribution) if such redemption (i) is “substantially disproportionate” with respect to the U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.
In determining whether any of the foregoing tests are satisfied, a U.S. Holder takes into account not only our shares actually owned by the U.S. Holder, but also our shares that are constructively owned by such holder. A U.S. Holder may constructively own, in addition to shares owned directly, shares owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any shares the U.S. Holder has a right to acquire by exercise of an option, which would generally include Class A ordinary shares which could be acquired pursuant to the exercise of the warrants. In order to meet the substantially disproportionate test, the percentage of our outstanding voting shares actually and constructively owned by the U.S. Holder immediately following the redemption of Class A ordinary shares must, among other requirements, be less than 80 percent of the percentage of our outstanding voting shares actually and constructively owned by the U.S. Holder immediately before the redemption.

Prior to an initial business combination, the Class A ordinary shares may not be treated as voting shares for this purpose and, consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of a U.S. Holder’s interest if either (i) all of our Class A ordinary shares actually and constructively owned by the U.S. Holder are redeemed or (ii) all of our Class A ordinary shares actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of Class A ordinary shares owned by certain family members and the U.S. Holder does not constructively own any other shares of ours. The redemption of the Class A ordinary shares will not be essentially equivalent to a dividend if such redemption results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.” A U.S. Holder should consult with its own tax advisors as to the tax consequences of a redemption.
If none of the foregoing tests are satisfied, then the redemption will be treated as a corporate distribution as described above. A U.S. Holder considering exercising its redemption right should consult its own tax advisor as to whether the redemption will be treated as a sale or as a corporate distribution under the Code.
Passive Foreign Investment Company (“PFIC”) Rules
A non-U.S. corporation will be classified as a PFIC for United States federal income tax purposes if either (i) at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income or (ii) at least 50% of its assets in a taxable year (ordinarily determined based on fair market value and averaged quarterly over the year), including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets.
Because we are a blank check company, with no current active business, we believe that it is likely that we met the PFIC asset or income test for our taxable years ending December 31, 2021 and December 31, 2022, and that we will meet the PFIC asset or income test for our current taxable year ending December 31, 2023. Accordingly, if a U.S. Holder did not make a timely qualified electing fund (“QEF”) election or a mark-to-market election for our first taxable year as a PFIC in which the U.S. Holder held (or was deemed to hold) Class A ordinary shares, as described below, such U.S. Holder generally will be subject to special rules with respect to (i) any gain recognized by the U.S. Holder on the sale or other disposition of its Class A ordinary shares, which would include a redemption pursuant to an Election if such redemption is treated as a sale under the rules discussed above, and (ii) any “excess distribution” made to the U.S. Holder (generally, any distributions to such U.S. Holder during a taxable year of the U.S. Holder that are greater than 125% of the average annual distributions received by such U.S. Holder in respect of the Class A ordinary shares during the three preceding taxable years of such U.S. Holder or, if shorter, such U.S. Holder’s holding period for the Class A ordinary shares), which may include a redemption pursuant to an Election if such redemption is treated as a corporate distribution under the rules discussed above. Under these rules:
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the U.S. Holder’s gain or excess distribution will be allocated ratably over the U.S. Holder’s holding period for the Class A ordinary shares;

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the amount allocated to the U.S. Holder’s taxable year in which the U.S. Holder recognized the gain or received the excess distribution, or to the period in the U.S. Holder’s holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;

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the amount allocated to other taxable years (or portions thereof) of the U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the U.S. Holder; and

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an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the U.S. Holder with respect to the tax attributable to each such other taxable year of the U.S. Holder.

QEF Election
A U.S. Holder will avoid the PFIC tax consequences described above in respect to our Class A ordinary shares by making a timely and valid QEF election (if eligible to do so) to include in income its pro rata share of our net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case whether or not distributed, in the taxable year of the U.S. Holder in which or with which our taxable year ends. A U.S. Holder generally may make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF rules, but if deferred, any such taxes will be subject to an interest charge.
If a U.S. Holder has made a QEF election with respect to our Class A ordinary shares for our first taxable year as a PFIC in which the U.S. Holder holds (or is deemed to hold) such shares, (i) any gain recognized as a result of a redemption pursuant to an Election (if such redemption is treated as a sale under the rules discussed above) generally will be taxable as capital gain and no additional tax will be imposed under the PFIC rules, and (ii) to the extent such redemption is treated as a distribution under the rules discussed above, any distribution of ordinary earnings that were previously included in income generally should not be taxable as a dividend to such U.S. Holder.
The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621 (Information Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC annual information statement, to a timely filed United States federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. U.S. Holders should consult their tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.
In order to comply with the requirements of a QEF election, a U.S. Holder must receive a PFIC annual information statement from us. There is no assurance that we will timely provide such required information statement.
Mark-to Market Election
If we are a PFIC and our Class A ordinary shares constitute “marketable stock,” a U.S. Holder may avoid the adverse PFIC tax consequences discussed above if such U.S. Holder, at the close of the first taxable year in which it holds (or is deemed to hold) our Class A ordinary shares, makes a mark-to-market election with respect to such shares for such taxable year. If a U.S. Holder has made a mark-to-market election with respect to our Class A ordinary shares for our first taxable year as a PFIC in which the U.S. Holder holds (or is deemed to hold) such shares, any gain recognized as a result of a redemption of our Class A ordinary shares pursuant to an Election will be treated as ordinary income.
The mark-to-market election is available only for “marketable stock,” generally, stock that is regularly traded on a national securities exchange that is registered with the Securities and Exchange Commission, including NYSE, or on a foreign exchange or market that the IRS determines has rules sufficient to ensure that the market price represents a legitimate and sound fair market value. U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a mark-to-market election in respect to our ordinary shares under their particular circumstances.
The rules dealing with PFICs and with the QEF and mark-to-market elections are very complex and are affected by various factors in addition to those described above. Accordingly, U.S. Holders of our Class A ordinary shares should consult their own tax advisors concerning the application of the PFIC rules under their particular circumstances.
Information Reporting and Backup Withholding
Proceeds of a redemption of our Class A ordinary shares pursuant to an Election may be subject to information reporting to the IRS and possible United States backup withholding. Backup withholding will not apply, however, to a U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status.
Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a U.S. Holder’s U.S. federal income tax liability, and a U.S. Holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information. U.S. Holders are urged to consult their own tax advisors regarding the application of backup withholding and the availability of and procedure for obtaining an exemption from backup withholding in their particular circumstances.

THE EXTRAORDINARY GENERAL MEETING
Overview
Date, Time and Place.   The Extraordinary General Meeting of the Company’s shareholders will be held at the offices of Sidley Austin LLP located at 1 South Dearborn Street, Chicago, Illinois 60603 and virtually via live webcast at [•] a.m. Eastern Time on [•], 2023. You will be able to attend, vote your shares and submit questions during the Extraordinary General Meeting via a live webcast available at [•]. For purposes of the amended and restated articles of association of the Company, the physical place of the Extraordinary General Meeting will be the offices of Sidley Austin LLP located at 1 South Dearborn Street, Chicago, Illinois 60603. If you plan to attend the virtual online Extraordinary General Meeting, you will need your [•] digit control number to vote electronically at the Extraordinary General Meeting. Only shareholders who own ordinary shares as of the close of business on the record date will be entitled to attend the Extraordinary General Meeting.
To register for the Extraordinary General Meeting, please follow these instructions as applicable to the nature of your ownership of our ordinary shares.
If your shares are registered in your name with our transfer agent and you wish to attend the Extraordinary General Meeting, go to [•] and enter the control number you received on your proxy card and click on the “Click here” to preregister for the online meeting link at the top of the page. Just prior to the start of the meeting you will need to log back into the meeting site using your control number. Pre-registration is recommended but is not required in order to attend.
Beneficial shareholders who wish to attend the Extraordinary General Meeting must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and email a copy (a legible photograph is sufficient) of their legal proxy to spacredemptions@continentalstock.com. Beneficial shareholders who email a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the Extraordinary General Meeting. After contacting our transfer agent a beneficial holder will receive an email prior to the meeting with a link and instructions for entering the Extraordinary General Meeting. Beneficial shareholders should contact our transfer agent no later than 72 hours prior to the meeting date.
Shareholders will also have the option to listen to the Extraordinary General Meeting by telephone by calling:
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Within the U.S. and Canada: +1 800-450-7155 (toll-free)

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Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)

The passcode for telephone access is [•]. You will not be able to vote or submit questions unless you register for and log in to the Extraordinary General Meeting webcast as described herein.
Voting Power; record date.   You will be entitled to vote or direct votes to be cast at the Extraordinary General Meeting, if you owned the Company’s Class A ordinary shares at the close of business on [•], 2023, the record date for the Extraordinary General Meeting. You will have one vote per proposal for each share of the Company’s ordinary shares you owned at that time. The Company’s warrants do not carry voting rights.
Votes Required.   Approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least two-thirds (2/3) majority of the votes cast by the holders of the issued and outstanding Class A ordinary shares, par value $0.0001 per share, and Class B ordinary shares, par value $0.0001 per share, of the Company, voting together as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Extraordinary General Meeting or any adjournment thereof. Accordingly, a Company shareholder’s failure to vote by proxy or to vote online at the Extraordinary General Meeting will not be counted towards the number of ordinary shares required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Extension Amendment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Extension Amendment Proposal.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a simple majority of the issued and outstanding ordinary shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter. Accordingly, a Company shareholder’s failure to vote by proxy or to vote online at the Extraordinary General Meeting will not be counted towards the number of ordinary shares required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.
At the close of business on the record date of the Extraordinary General Meeting, there were 20,000,000 Class A ordinary shares, par value $0.0001 per share, and 5,000,000 Class B ordinary shares, par value $0.0001 per share, outstanding, each of which entitles its holder to cast one vote per proposal.
You will be entitled to redeem your public shares for cash in connection with this vote whether or not you vote on the Extension Amendment Proposal so long as you elect to redeem your public shares for a pro rata portion of the funds available in the Trust Account in connection with the Extension Amendment Proposal. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment Proposal.
Proxies; Board Solicitation; Proxy Solicitor.   Your proxy is being solicited by the Board on the proposals being presented to shareholders at the Extraordinary General Meeting. The Company has engaged Morrow Sodali LLC to assist in the solicitation of proxies for the Extraordinary General Meeting. No recommendation is being made as to whether you should elect to redeem your public shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares online at the Extraordinary General Meeting if you are a holder of record of the Company’s ordinary shares. You may contact the Proxy Solicitor at:
Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Individuals call toll-free (800) 662-5200
Banks and brokers call (203) 658-9400
Email: GEEX.info@investor.morrowsodali.com

THE ADJOURNMENT PROPOSAL
Overview
The Adjournment Proposal, if adopted, will allow our Board to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies or where the board of directors of the Company has determined it is otherwise necessary. The Adjournment Proposal will only be presented to our shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or where the board of directors of the Company has determined it is otherwise necessary. In no event will our Board adjourn the Extraordinary General Meeting beyond March 7, 2023.
Consequences if the Adjournment Proposal is Not Approved
If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Extraordinary General Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.
Vote Required for Approval
The approval of the Adjournment Proposal requires the affirmative vote of the holders of a simple majority of the of the issued and outstanding ordinary shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting, vote on such matter. Accordingly, if a valid quorum is otherwise established, a shareholder’s failure to vote by proxy or online at the Extraordinary General Meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.
Recommendation of the Board
Our Board unanimously recommends that our shareholders vote “FOR” the approval of the Adjournment Proposal.

BENEFICIAL OWNERSHIP OF SECURITIES
The following table sets forth information regarding the beneficial ownership of the Company’s ordinary shares as of the record date based on information obtained from the persons named below, with respect to the beneficial ownership of the Company’s ordinary shares, by:
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each person known by us to be the beneficial owner of more than 5% of our outstanding ordinary shares;

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each of our executive officers and directors that beneficially owns ordinary shares; and

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all our officers and directors as a group.

As of the record date, there were 20,000,000 Class A ordinary shares and 5,000,000 Class B ordinary shares issued and outstanding. Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them.
	Class A Ordinary Shares		Class B Ordinary Shares		Approximate Percentage of Outstanding Ordinary Shares
Name and Address of Beneficial Owner(1)	Number of Ordinary Shares Beneficially Owned(2)	Percentage of Outstanding Class A Ordinary Shares	Number of Ordinary Shares Beneficially Owned(2)	Percentage of Outstanding Class B Ordinary Shares
GEEX Sponsor, LLC(3)	—	—	4,825,000	96.5%	19.3%
Ari Segal(3)	—	—	4,862,917	97.3%	19.5%
Tomi Kovanen(3)	—	—	4,862,917	97.3%	19.5%
Karen Brodkin	—	—	—	—	—
Steven A. Cohen	—	—	37,917	*	*
Jocelyn Moore	—	—	—	—	—
Angela Williams	—	—	—	—	—
All executive officers and directors as a group (six individuals)	—	—	4,938,751	98.8%	19.8%
Other 5% Shareholders:
Saba Capital Management, L.P.(4)	1,650,295	8.3%	—	—	6.6%
Adage Capital Partners, L.P.(5)	1,350,000	6.8%	—	—	5.4%
Highbridge Capital Management, LLC(6)	1,357,500	6.8%	—	—	5.4%
Calamos Market Neutral Income Fund, a series of Calamos Investment Trust (7)	1,250,000	6.3%	—	—	5.0%

*
Less than one percent.

(1)
Unless otherwise noted, the business address of each of our shareholders is 7381 La Tijera Blvd., P.O. Box 452118, Los Angeles, California 90045.

(2)
Interests shown consist solely of Founder Shares, classified as Class B ordinary shares. Such shares will automatically convert into Class A ordinary shares concurrently with or immediately following the consummation of an initial business combination, or earlier at the option of the holder thereof, as described in the section entitled “Description of Securities” in our final IPO prospectus filed with the SEC on December 3, 2021.

(3)
GEEX Sponsor, LLC is the record holder of 4,825,000 shares reported herein. Ari Segal and Tomi Kovanen are the managers of GEEX Sponsor, LLC. As such, each of Ari Segal and Tomi Kovanen may be deemed to have beneficial ownership of the founder shares held directly by GEEX Sponsor, LLC. Each of Ari Segal and Tomi Kovanen disclaims beneficial ownership over any securities owned by our Sponsor in which he does not have any pecuniary interest. A majority of the funding for our Sponsor’s purchase of the Private Placement Warrants was provided through at-risk capital contributions to our Sponsor by Gamers Club Holdings, LLC, an investor in our Sponsor and the parent of Gamers Club,

LLC, a gaming technology subscription platform and community hub based in Brazil, and by our directors, advisors and related investors and business partners. Although the cash invested by our management team in the at-risk capital contributions is nominal, our Sponsor has allocated a material portion of both the Private Placement Warrants and Founder Shares to our Chief Executive Officer and Chief Operating Officer.
(4)
This information is based solely on a Schedule 13G/A filed by Saba Capital Management, L.P., a Delaware limited partnership (“Saba Capital”), Saba Capital Management GP, LLC, a Delaware limited liability company (“Saba GP”), and Mr. Boaz R. Weinstein (“Boaz”) with the SEC on February 14, 2022. Saba Capital, Saba GP and Boaz deemed to have the shared power to vote or direct the vote of 1,650,295 shares, and the shared power to dispose or direct the disposition of 1,650,295 shares. The address of the business office of each of Saba Capital, Saba GP and Boaz is 405 Lexington Avenue, 58th Floor, New York, New York 10174.

(5)
This information is based solely on a Schedule 13G filed by Adage Capital Partners, L.P., a Delaware limited partnership (“ACP”) with respect to the Class A Ordinary Shares directly owned by it; Adage Capital Partners GP, L.L.C., a limited liability company organized under the laws of the State of Delaware (“ACPGP”), as general partner of ACP with respect to the Class A Ordinary Shares directly owned by ACP; Adage Capital Advisors, L.L.C., a limited liability company organized under the laws of the State of Delaware (“ACA”), as managing member of ACPGP, general partner of ACP, with respect to the Class A Ordinary Shares directly owned by ACP; Robert Atchinson (“Mr. Atchinson”), as managing member of ACA, managing member of ACPGP, general partner of ACP with respect to the Class A Ordinary Shares directly owned by ACP; and Phillip Gross (“Mr. Gross”), as managing member of ACA, managing member of ACPGP, general partner of ACP with respect to the Class A Ordinary Shares directly owned by ACP with the SEC on December 16, 2021. ACP has the power to dispose of and the power to vote the Class A Ordinary Shares beneficially owned by it, which power may be exercised by its general partner, ACPGP. ACA, as managing member of ACPGP, directs ACPGP’s operations. Neither ACPGP nor ACA directly own any shares. By reason of the provisions of Rule 13d-3 of the Securities Exchange Act of 1934 (the “Act”), ACPGP and ACA may be deemed to beneficially own the shares owned by ACP. Mr. Atchinson and Mr. Gross, as managing members of ACA, have shared power to vote the 1,350,000 shares beneficially owned by ACP and the shared power to dispose or direct the disposition of 1,350,000 shares. Neither Mr. Atchinson nor Mr. Gross directly own any Class A Ordinary Shares. By reason of the provisions of Rule 13d-3 of the Act, each may be deemed to beneficially own the shares beneficially owned by ACP.

(6)
This information is based solely on a Schedule 13G/A filed by Highbridge Capital Management, LLC (“Highbridge”) with the SEC on January 31, 2023. Highbridge is the investment adviser to certain funds and accounts (the “Highbridge Funds”), with respect to the shares directly held by the Highbridge Funds. Highbridge has shared voting power over 1,357,500 shares and shared dispositive power over 1,357,500 shares. The business address of such holder is 277 Park Avenue, 23rd Floor, New York, New York 10172.

(7)
This information is based solely on a Schedule 13G filed by Calamos Market Neutral Income Fund, a series of Calamos Investment Trust (“Calamos”) with the SEC on February 8, 2022. Calamos has sole voting power over 1,250,000 shares and sole dispositive power over 1,250,000 shares. The business address of such holder is 2020 Calamos Court, Naperville, Illinois, 60563.

The table above does not include the ordinary shares underlying the Private Placement Warrants held or to be held by our Sponsor because these securities are not exercisable within 60 days of the record date for the Extraordinary General Meeting.
SHAREHOLDER PROPOSALS
If the Extension Amendment Proposal is approved, we anticipate that the 2023 annual meeting of shareholders will be held no later than December 31, 2023.
If the Extension Amendment Proposal is not approved and the Company fails to complete a qualifying initial business combination on or before March 7, 2023, there will be no annual meeting in 2023.

HOUSEHOLDING INFORMATION
Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:
•
If the shares are registered in the name of the shareholder, the shareholder should contact us at (213) 266-7674 to inform us of his or her request; or

•
If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION
We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this Proxy Statement, over the Internet at the SEC’s website at http://www.sec.gov.
If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Extraordinary General Meeting, you should contact the Company’s proxy solicitation agent at the following address, telephone number and email:
Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Individuals call toll-free (800) 662-5200
Banks and brokers call (203) 658-9400
Email: GEEX.info@investor.morrowsodali.com
You may also obtain these documents by requesting them from the Company at:
Games & Esports Experience Acquisition Corp.
7381 La Tijera Blvd.
P.O. Box 452118
Los Angeles, California
Attn: Ari Segal
Telephone No.: (213) 266-7674
If you are a shareholder of the Company and would like to request documents, please do so by           , 2023, in order to receive them before the Extraordinary General Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A
AMENDMENT
TO THE
AMENDED AND RESTATED
ARTICLES OF ASSOCIATION
OF
GAMES & ESPORTS EXPERIENCE ACQUISITION CORP.
“RESOLVED, as a special resolution that:
(a)
Article 49.9 of the Company’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.9:

“Notwithstanding Articles 49.7 or 49.8, or any other provision of the Articles, without approval of the Members, the Directors may, if requested by the Sponsor and upon five days advance notice prior to the applicable deadline, extend the period of time to consummate an initial Business Combination by up to six times, each by an additional one month (each, a “Paid Extension Period”), subject to the Sponsor, or its Affiliates or designees, depositing in proceeds into the Trust Account on or prior to the date of the applicable deadline, the lesser of (a) an aggregate of US$[•] or (b) US$[•] per Public Share that remains outstanding and is not redeemed prior to any such one-month extension. Further, the period of time to consummate an initial Business Combination will be automatically extended by three months if the Company has filed a preliminary proxy statement, registration statement or similar filing for an initial Business Combination within 15 months from the consummation of the IPO or during any Paid Extension Period.”

A-1

PRELIMINARY COPY — SUBJECT TO COMPLETION
GAMES & ESPORTS EXPERIENCE ACQUISITION CORP.
7381 La Tijera Blvd.
P.O. Box 452118
Los Angeles, California
(213) 266-7674
EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
[•], 2023
YOUR VOTE IS IMPORTANT
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON [•], 2023
The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice dated           , 2023 and Proxy Statement, dated           , 2023, in connection with the Extraordinary General Meeting to be held at the offices of Sidley Austin LLP located at 1 South Dearborn Street, Chicago, Illinois 60603 and virtually via live webcast at [•] a.m. Eastern Time on [•], 2023 (the “Extraordinary General Meeting”) for the sole purpose of considering and voting upon the following proposals, and hereby appoints Ari Segal and Tomi Kovanen (with full power to act alone), the attorneys and proxies of the undersigned, with full power of substitution to each, to vote all of the ordinary shares of the Company registered in the name provided, which the undersigned is entitled to vote at the Extraordinary General Meeting and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying Proxy Statement.
THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE EXTENSION AMENDMENT PROPOSAL (PROPOSAL 1) AND “FOR” THE ADJOURNMENT PROPOSAL (PROPOSAL 2), IF PRESENTED.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS.
Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting of Shareholders to be held on [•], 2023: This notice of meeting and the accompanying proxy statement are available at [•].
Proposal 1 — Extension Amendment Proposal	FOR	AGAINST	ABSTAIN
Amend the Company’s amended and restated articles of association to extend the date by which the Company has to complete an initial business combination from March 7, 2023 to September 7, 2023 (or December 7, 2023, to the extent the existing three-month automatic extension in the Company’s charter upon filing a preliminary proxy statement, registration statement or similar filing for an initial business combination is triggered), by electing to extend the date to consummate an initial business combination on a monthly basis for up to six times by an additional one month each time after March 7, 2023 to September 7, 2023 (or December 7, 2023, to the extent the existing three-month automatic extension in the Company’s charter upon filing a preliminary proxy statement, registration statement or similar filing for an initial business combination is triggered), unless the closing of the Company’s initial business combination shall have occurred, provided that the Company’s sponsor (or its affiliates or permitted designees) will deposit into the trust account necessary funds for each such one-month extension period.	☐	☐	☐

Proposal 2 — Adjournment Proposal	FOR	AGAINST	ABSTAIN
Approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.	☐	☐	☐
Dated:            , 2023

Shareholder’s Signature

Shareholder’s Signature
Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.
PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 1, “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 2 AND “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 2, IF SUCH PROPOSAL IS PRESENTED AT THE EXTRAORDINARY GENERAL MEETING. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.